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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): June 6, 1996



                         Caribiner International, Inc.
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)



         1-14234                                           13-3466655
(Commission File Number)                   (I.R.S. Employer Identification No.)


16 West 61st Street, New York, NY                               10023
(Address of principal executive offices)                      (Zip Code)



      Registrant's telephone number, including area code: (212) 541-5300

- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)




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Item 2.  Acquisition or Disposition of Assets

(a) Pursuant to an Agreement of Purchase and Sale of Assets, dated June 6, 1996 (the "Lighthouse Agreement"), by and among Caribiner International, Inc. (the "Company"), Lighthouse, Ltd. ("Lighthouse"), Mark P. Fitzgerald ("Fitzgerald"), Warren F. Moore II ("Moore") and

       Richard C. Hunt ("Hunt" and together with Fitzgerald and Moore, the "Shareholders"), the Company acquired substantially all of the assets and assumed certain of the liabilities of Lighthouse, a business communications services company headquartered in Rolling Meadows, Illinois, and received certain non-competition undertakings from each of the Shareholders for an aggregate consideration of $5,250,000 in cash and approximately $1,000,000 in common stock, par value $0.01 per share (the "Common Stock"), of the Company (31,821 shares).

                  The Company financed the transactions with Lighthouse and the Shareholders from the Company's working capital (which funds were raised in the Company's initial public offering of Common Stock completed on March 15, 1996) and from its authorized, but unissued share capital.

                  The Lighthouse Agreement is attached as Exhibit 2.1 and is incorporated by reference in its entirety herein. The description of the Lighthouse Agreement contained herein is qualified in its entirety by reference to the Lighthouse Agreement.

                  Attached as Exhibit 99.1 is the Company's press release announcing the completion of the transactions contemplated by the Lighthouse Agreement.

(b)    Equipment or Other Physical Property

                  Certain of the assets of Lighthouse acquired by the Company pursuant to the Lighthouse Agreement constitute equipment or other physical property. Such assets have been used by Lighthouse in connection with its business communications services business. The Company intends to continue substantially the same use for such acquired assets.

Item 7.  Financial Statements and Exhibits

(a)    Financial Statements of Business Acquired

                  It is currently impracticable for the Company to file with this Form 8-K the historical financial information of Lighthouse required to be filed pursuant to the instructions to Form 8-K. Such financial information will be filed by amendment not later than 60 days after the date on which this Form 8-K must be filed, and the Company expects such financial information to be available in August, 1996.

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(b)    Pro Forma Financial Information

                  It is currently impracticable for the Company to file with this Form 8-K the pro forma financial information relative to the transactions contemplated by the Lighthouse Agreement that is required to be filed pursuant to the instructions to Form 8-K. Such pro forma financial information will be filed by amendment not later than 60 days after the date on which this Form 8-K must be filed, and the Company expects such financial information to be available in August, 1996.

(c)    Exhibits

       2.1 Agreement of Purchase and Sale of Assets, dated June 6, 1996, by and among the Company, Lighthouse, Fitzgerald, Moore and Hunt (Schedules omitted -- the Company agrees to furnish a copy of any Schedule to the Commission upon request).

       99.1   Press release, dated June 6, 1996.

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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Caribiner International, Inc. has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 21, 1996                     CARIBINER INTERNATIONAL, INC.

                                          By:  /s/ Arthur F. Dignam
                                               ---------------------------------
                                               Name:   Arthur F. Dignam
                                               Title:  Executive Vice President,
                                                       Chief Financial and
                                                       Administrative Officer

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                               INDEX TO EXHIBITS



Exhibit          Description                              Page
- -------          -----------                              ----
   2.1   Agreement of Purchase and Sale of Assets, dated
         June 6, 1996, by and among Caribiner
         International, Inc. (the  "Company"), Lighthouse,
         Ltd., Mark P. Fitzgerald, Warren F. Moore II and Richard C. Hunt (Schedules omitted -- the Company agrees to furnish a copy of any schedule to the Commission upon request).

  99.1   Press Release, dated June 6, 1996.

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